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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2003


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-22474                87-0418807
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
        of incorporation                                    Identification No.)

                  100 Penn Square East, Philadelphia, PA 19107
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                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION OF DISCLOSURE

         All references to the "Company," "we," "our," "us" in this Current Report on Form 8-K ("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Business - Risk Factors" in our Annual Report on Form 10-K for the year ended June 30, 2003, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

         The following brief summary of certain agreements entered into by us does not describe all material terms of these agreements and is qualified entirely by reference to such agreements, attached hereto as Exhibits 10.1-10.4.

Refinanced Mortgage Conduit

         On October 20, 2003, the Company issued the press release, attached hereto as Exhibit 99.1, announcing that it refinanced through a mortgage conduit, facility $40.0 million of loans that were previously held in an off-balance sheet mortgage conduit facility which expired pursuant to its terms in July 2003. See Exhibits 10.1 - 10.4. The Company also refinanced an additional $133.0 million of mortgage loans in the new conduit facility which were previously held in other warehouse facilities, including the $50.0 million warehouse facility which expired on October 17, 2003. The more favorable advance rate under this conduit facility as compared to the expired facilities which previously held these loans resulted in the Company's receipt of $17.0 million in cash. It is currently contemplated that the loans transferred to this conduit facility would be available for sale or securitization by the Company in the future. The conduit facility will terminate upon the disposition of loans currently held by it. Pending such disposition, the loans held by the conduit facility will be serviced by the Company's subsidiary pursuant to a sale and servicing agreement among the Company, its subsidiary and the financial institution financing the conduit facility. The sale and servicing agreement, attached hereto as Exhibit 10.4, includes terms and conditions customary to this type of agreement, including amortization events and events of default which are similar to those contained in the $200.0 million facility described in the Company's Current Report on Form 8-K dated September 24, 2003.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements of Businesses Acquired

                     None.

        (b)  Pro-forma Financial Information

                     None.

        (c)  Exhibits

                     The following exhibits are filed herewith:

Exhibit
Number       Description
------       -----------

10.1 Second Amended and Restated Indenture, dated as of October 16, 2003, by and between ABFS Mortgage Loan Warehouse Trust 2000-2, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee.

10.2 ABFS Mortgage Loan Warehouse Trust 2000-2 Secured Notes Series 2000-2 Purchase Agreement, dated as of October 16, 2003, by and between ABFS Greenmont, Inc., ABFS Mortgage Loan Warehouse Trust 2000-2 and JPMorgan Chase Bank.

10.3 Fee Letter Agreement, dated October 16, 2003, addressed to American Business Financial Services, Inc. from JPMorgan Chase Bank.

10.4 Second Amended and Restated Sale and Servicing Agreement, dated as of October 16, 2003, by and among ABFS Greenmont, Inc., as Depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage, and American Business Mortgage Services, Inc., as Originators and Subservicers, ABFS Mortgage Loan Warehouse Trust 2000-2, as Trust, American Business Credit, Inc., as an Originator and Servicer, American Business Financial Services, Inc., as Sponsor, JPMorgan Chase Bank, as Indenture Trustee and JPMorgan Chase Bank, as Collateral Agent.

99.1         Press release dated October 20, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 23, 2003

                                    AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                    By:      /s/ Anthony J. Santilli
                                             ----------------------------------
                                    Name:    Anthony J. Santilli
                                    Title:   Chairman, Chief Executive Officer,
                                             President, Chief Operating Officer
                                             and Director




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                                  EXHIBIT INDEX


Exhibit
Number       Description
------       -----------

10.1 Second Amended and Restated Indenture, dated as of October 16, 2003, by and between ABFS Mortgage Loan Warehouse Trust 2000-2, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee.

10.2 ABFS Mortgage Loan Warehouse Trust 2000-2 Secured Notes Series 2000-2 Purchase Agreement, dated as of October 16, 2003, by and between ABFS Greenmont, Inc., ABFS Mortgage Loan Warehouse Trust 2000-2 and JPMorgan Chase Bank.

10.3 Fee Letter Agreement, dated October 16, 2003, addressed to American Business Financial Services, Inc. from JPMorgan Chase Bank.

10.4 Second Amended and Restated Sale and Servicing Agreement, dated as of October 16, 2003, by and among ABFS Greenmont, Inc., as Depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage, and American Business Mortgage Services, Inc., as Originators and Subservicers, ABFS Mortgage Loan Warehouse Trust 2000-2, as Trust, American Business Credit, Inc., as an Originator and Servicer, American Business Financial Services, Inc., as Sponsor, JPMorgan Chase Bank, as Indenture Trustee and JPMorgan Chase Bank, as Collateral Agent.

99.1         Press release dated October 20, 2003.




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